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                                JARDINE FLEMING
                            CHINA REGION FUND, INC.

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                                  ANNUAL REPORT
                                DECEMBER 31, 2002

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                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


CONTENTS
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                                                                            PAGE
Objectives                                                                     1
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Management                                                                     1
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Market Information                                                             1
--------------------------------------------------------------------------------

Highlights                                                                     2
--------------------------------------------------------------------------------

Chairman's Statement                                                           3
--------------------------------------------------------------------------------

Investment Review                                                              4
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Major Holdings                                                                 8
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Investment Portfolio                                                          10
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                                           15
--------------------------------------------------------------------------------

Statement of Operations                                                       16
--------------------------------------------------------------------------------

Statements of Changes in Net Assets                                           17
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Financial Highlights                                                          18
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Notes to Financial Statements                                                 19
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Report of Independent Accountants                                             24
--------------------------------------------------------------------------------

Fund Management                                                               25
--------------------------------------------------------------------------------

Dividend Reinvestment and Cash Purchase Plan                                  26
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Directors and Administration                                                  27
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                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


OBJECTIVES
--------------------------------------------------------------------------------

    Jardine Fleming China Region Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan, and Macau--collectively, the China Region.
    The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant cheap labor and land are available. Hong Kong is also the largest trading partner of the PRC.
    The economies of the PRC, Hong Kong, Taiwan, and Macau have become increasingly linked over the past 10 years and are expected to become further integrated now that Hong Kong and Macau have reverted to Chinese sovereignty. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.


MANAGEMENT
--------------------------------------------------------------------------------

    JF International Management Inc. ("JFIM") (formerly Jardine Fleming International Management Inc.) is the investment management company appointed to advise and manage the Fund's portfolio. With the completion of the merger between Robert Fleming Holdings Ltd. and The Chase Manhattan Corporation ("Chase") in October 2000, and the subsequent merger between Chase and J.P. Morgan & Co. Incorporated in January 2001, JFIM became part of J.P. Morgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC will operate globally under the name of JPMorgan Fleming Asset Management ("JPMFAM"), although in Asia it will use the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMFAM were US $516 billion as of December 31, 2002.
    Chung Man Wing is the portfolio manager of the Fund. Mr. Chung joined JFIM in late 2000 as head of the Greater China team. Previously, he was chief investment officer at HSBC Asset Management (Asia).


MARKET INFORMATION
--------------------------------------------------------------------------------


THE FUND IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL JFC). THE SHARE PRICE IS PUBLISHED IN
--------------------------------------------------------------------------------

[ ]  The Wall Street Journal (daily)
[ ]  The Asian Wall Street Journal (daily)
[ ]  Reuters (page JFC)

THE NET ASSET VALUE IS PUBLISHED IN
--------------------------------------------------------------------------------

[ ] The Wall Street Journal under "Closed-End Funds" (every Monday)
[ ] The Asian Wall Street Journal under "Closed-End Funds" (every Monday)
[ ] South China Morning Post in Hong Kong (first Thursday of every month)
[ ] Reuters (page JFC)

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                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


HIGHLIGHTS
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------


                                                                DECEMBER 31, 2002       December 31, 2001
                                                                       US$                     US$
---------------------------------------------------------------------------------------------------------
Net Assets                                                        $34.2 MILLION            $38.2 million

Net Asset Value Per Share                                          $7.47                    $8.14

MARKET DATA

Share Price on the
   New York Stock Exchange                                         $6.50                    $6.57

Discount to Net Asset Value                                        -13.0%                   -19.3%

TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------

Net Asset Value                                                                   -8.2%
Share Price                                                                       -1.1%

JFC Benchmark Index*                                                             -19.7%
MSCI Hong Kong Index (Total)                                                     -17.8%
BNP Prime Peregrine China Index                                                  -10.7%
Taiwan Weighted Index                                                            -19.3%


NET ASSET VALUE AND SHARE PRICE VS. BENCHMARK INDEX

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              NET ASSET VALUE      SHARE PRICE     JFC BENCHMARK INDEX*
7/16/92          $100.00             $100.00             $100.00
7/27/92           $99.78              $98.33              $89.81
8/28/92          $100.43              $94.20              $91.11
9/30/92          $100.94              $80.00              $79.15
10/30/92         $108.60              $92.53              $90.31
11/30/92         $111.05              $96.67              $91.95
12/31/92         $109.29              $93.02              $90.21
1/29/93          $110.16              $96.37              $87.65
2/26/93          $117.49              $98.85              $97.55
3/31/93          $120.54             $108.90              $94.28
4/30/93          $125.48             $118.95              $97.84
5/28/93          $129.84             $122.30              $92.05
6/30/93          $122.35             $120.09              $83.13
7/30/93          $120.67             $116.73              $77.96
8/27/93          $124.75             $129.29              $82.27
9/30/93          $128.39             $126.81              $84.74
10/29/93         $147.17             $150.32             $102.63
11/26/93         $156.34             $166.71             $113.90
12/31/93         $188.96             $187.39             $128.98
1/28/94          $175.52             $183.65             $111.34
2/25/94          $158.91             $148.41             $103.16
3/31/94          $136.56             $136.08              $91.08
4/29/94          $132.14             $134.18              $87.30
5/27/94          $136.06             $148.41              $90.89
6/30/94          $123.99             $123.29              $82.84
7/29/94          $130.78             $126.47              $87.48
8/26/94          $130.78             $135.83              $92.18
9/30/94          $132.98             $129.56              $94.14
10/28/94         $132.34             $126.47              $89.14
11/23/94         $124.35             $110.76              $80.63
12/30/94         $115.72              $94.29              $72.23
1/27/95          $101.37              $90.10              $62.02
2/24/95          $108.27              $98.48              $66.92
3/31/95          $109.37              $94.29              $67.13
4/30/95          $105.33              $90.10              $63.43
5/26/95          $113.68             $107.01              $70.35
6/30/95          $111.93              $92.33              $69.32
7/28/95          $116.08              $95.51              $73.64
8/31/95          $108.89              $88.13              $69.66
9/30/95          $112.85              $94.42              $68.82
10/31/95         $110.46              $89.22              $67.02
11/30/95         $104.65              $85.02              $64.06
12/29/95         $103.54              $84.52              $63.34
1/31/96          $112.35             $107.76              $72.64
2/29/96          $113.37              $95.08              $73.99
3/31/96          $110.12              $95.08              $70.65
4/30/96          $111.70              $96.18              $68.52
5/31/96          $112.25              $94.07              $71.64
6/30/96          $111.98              $87.73              $71.47
7/31/96          $110.21              $81.39              $71.69
8/30/96          $110.68              $84.52              $73.69
9/30/96          $112.16              $85.62              $74.73
10/31/96         $113.18              $83.51              $77.45
11/29/96         $125.79              $90.86              $89.15
12/31/96         $132.84              $95.25              $97.43
1/31/97          $135.63              $99.49              $99.27
2/28/97          $138.13              $99.49             $100.73
3/27/97          $133.96              $99.49              $99.65
4/30/97          $148.44             $106.94             $106.53
5/31/97          $159.48             $115.41             $111.06
6/30/97          $170.35             $124.89             $114.45
7/31/97          $178.89             $130.22             $117.43
8/31/97          $187.33             $126.50             $121.24
9/30/97          $167.65             $124.38             $116.19
10/31/97         $124.12              $87.29              $88.50
11/28/97         $107.96              $84.67              $82.92
12/31/97         $110.00              $82.89              $83.73
1/30/98           $85.88              $79.75              $70.48
2/28/98          $114.29              $88.25              $86.61
3/31/98          $107.58              $80.77              $83.66
4/30/98           $98.27              $74.90              $76.62
5/29/98           $83.74              $60.57              $69.04
6/30/98           $72.75              $54.24              $63.53
7/31/98           $57.28              $44.10              $56.17
8/31/98           $51.32              $29.76              $50.16
9/30/98           $60.82              $40.91              $56.88
10/30/98          $70.51              $50.48              $65.12
11/30/98          $72.47              $53.14              $64.68
12/31/98          $69.86              $46.76              $61.44
1/29/99           $63.27              $45.70              $55.92
2/26/99           $63.43              $44.63              $56.22
3/31/99           $69.67              $47.82              $62.49
4/30/99           $82.25              $62.17              $74.33
5/31/99           $76.94              $57.39              $69.97
6/30/99           $90.35              $74.39              $80.74
7/30/99           $84.95              $60.57              $75.80
8/31/99           $88.77              $61.11              $78.44
9/30/99           $84.11              $56.86              $73.92
10/29/99          $87.65              $59.51              $75.69
11/30/99          $99.29              $68.01              $82.85
12/31/99         $110.11              $72.07              $90.38
1/31/00          $108.99              $69.94              $90.33
2/29/00          $113.38              $73.68              $91.87
3/31/00          $118.43              $75.28              $96.89
4/28/00          $100.86              $64.07              $87.24
5/31/00           $94.69              $62.46              $82.27
6/30/00           $98.52              $66.73              $85.48
7/31/00          $102.07              $69.94              $89.73
8/31/00          $103.94              $71.54              $88.73
9/29/00           $95.34              $66.73              $79.73
10/31/00          $87.40              $64.07              $72.78
11/30/00          $83.00              $61.93              $68.48
12/29/00          $87.30              $60.33              $71.12
1/31/01           $95.81              $71.33              $78.24
2/28/01           $91.42              $67.57              $76.15
3/30/01           $84.59              $60.73              $69.80
4/30/01           $86.09              $63.89              $69.03
5/31/01           $87.12              $66.46              $67.29
6/29/01           $84.69              $66.20              $65.30
7/31/01           $78.98              $60.22              $61.21
8/31/01           $73.10              $54.24              $57.47
9/28/01           $66.37              $50.83              $48.34
10/31/01          $71.51              $51.34              $51.10
11/30/01          $76.18              $55.95              $57.64
12/31/01          $76.09              $56.12              $63.41
1/31/02           $75.34              $55.52              $63.09
2/28/02           $75.53              $57.92              $60.84
3/28/02           $81.23              $63.64              $65.43
4/30/02           $80.95              $64.92              $66.68
5/31/02           $81.88              $65.18              $64.55
6/28/02           $76.65              $58.94              $60.36
7/31/02           $73.94              $54.24              $57.39
8/30/02           $70.29              $53.39              $54.89
9/30/02           $65.71              $49.71              $49.30
10/31/02          $68.42              $52.96              $52.07
11/29/02          $70.48              $55.78              $54.34
12/31/02          $69.82              $55.52              $50.92



*  JFC Benchmark: MSCI Golden Dragon Index (Total)

   Prior to March 2001: 25% Taiwan Weighted Index, 20% BNP Prime Peregrine China
                        Index, 50% MSCI Hong Kong Index, 5% HSBC

   Prior to March 1999: 60% Hong Kong All Ordinaries Index, 30% Credit Lyonnais
                        Securities Asia All China B Index, 10% Taiwan Weighted Index

   Prior to January 1997: Peregrine Greater China Index

** Commencement of operations

   Source: JP Morgan Fleming Asset Management

                                     -- 2 --
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                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders,

    2002 was a challenging year, both for your Fund and for equities generally, as global economic and corporate earnings prospects remained sluggish. Towards the end of the year, deteriorating geopolitical conditions further weighed on markets. For the whole year, global equities, as measured by the MSCI World Index (Total), declined 19.5%. Against this difficult backdrop, equity markets in the China Region experienced substantial volatility. In China, the continued tariff war and regulatory uncertainty hurt the large mobile phone company stocks and dragged the MSCI China Index (Total) down over the year. In Hong Kong, the blue chips were depressed by persistent deflation and lackluster earnings growth, although selected mid-cap manufacturers/exporters did well in both absolute and relative terms. Taiwan's equity market also declined as the large technology stocks suffered from poor earnings and negative sentiment towards their stock offerings. Nonetheless, certain mid-cap industrial stocks and transportation stocks outperformed the overall Taiwan market, as they were perceived as beneficiaries of the increasing economic integration between China and Taiwan. Overall, the aggregate MSCI Golden Dragon Index (Total), the Fund's benchmark, was down by 19.7% for the year.

    During this difficult year, the Fund managed to outperform its MSCI Golden Dragon benchmark by 11.5% in net asset value ("NAV") terms. But in absolute terms, the Fund's NAV fell 8.2%. The Fund's share price performed relatively better, falling only 1.1% over the year. See the Investment Review, also enclosed in this report, for additional details on results and prospects for China Region investments.

    Looking forward, we expect that the China growth story will remain "in play" and believe it presents promising investment opportunities. While China's entry into the World Trade Organization is accelerating the formation of a rule-based market economy, the new Chinese leadership will be challenged in its efforts at financial reform and in managing rising unemployment caused by the rationalization of state-owned enterprises and the opening of the agricultural sector. Corporate governance, while improving, is still rudimentary among the Chinese firms. As such, the Fund's investment advisor plans to continue its focus on bottom-up stock selection -- hoping to seek companies that stand ready to reap the "China Harvest," regardless of where the company's securities are listed. The Fund's investment advisor has also stated its intention to continue its top-down analysis, focusing on the powerful secular trends of privatization, industrialization and increasing consumption in China. We are optimistic about this combination of bottom-up and top-down approaches.

    Despite this optimism towards the Fund's investment opportunities, given the Fund's declining size, the lack of liquidity for the Fund's shares, and the persistent discount to NAV at which the Fund's shares trade in the market, your Board recently announced its unanimous decision to propose dissolution of the Fund and a plan for liquidation to shareholders at the Fund's annual meeting of stockholders, which is scheduled for May 8, 2003. If the proposal is approved by shareholders and if all other conditions contained in the plan of liquidation are satisfied, the Fund will be liquidated. Information about the liquidation proposal will be included in the proxy statement for the above-mentioned annual meeting. The proxy statement is expected to be distributed within a few weeks and I encourage shareholders to carefully review and consider it once it is available.

Respectfully submitted,


/s/  THE RT. HON. THE EARL OF CROMER


The Rt. Hon. The Earl of Cromer
Chairman

February 26, 2003


                                     -- 3 --
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                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


INVESTMENT REVIEW
--------------------------------------------------------------------------------

Dear Shareholders:

    2002 was a difficult year for equity investors worldwide. Within the China Region, the MSCI Hong Kong Index (Total) fell 17.8%, as the economy and the major corporates there suffered from deflation, a loss of pricing power and lackluster earnings prospects. In China, continued concerns about regulatory changes, poor corporate governance and an overhang relating to expected sales of government-held shares weighed on the market; and the MSCI China Index (Total) was down 14.0% for the year. In Taiwan, despite the good returns in the first quarter, the middle of the year was beset by the lack of encouraging earnings reports and worries about poor demand from the U.S. Heightened tensions in the Middle East damaged investors' confidence further towards the year-end. As a result, the MSCI Taiwan Index dropped 24.5% for the year.

    The Fund's benchmark, the MSCI Golden Dragon Index (Total), fell 19.7% over the year. Because of good stock selection, the Fund managed to outperform the benchmark over the period, in terms of both net asset value (down 8.2%) and share price (down 1.1%). The most positive of our stock selections came in Hong Kong, where the Fund's overweight positions (relative to the benchmark) in selected mid-cap manufacturing stocks (such as Fountain Set and Techtronic) boosted performance in terms of both absolute and relative returns. In China, the Fund's underweight positions in large telecom stocks (such as China Mobile) and overweight positions in oil stocks (such as Petrochina) and mid-cap consumer and manufacturing stocks (such as Brilliance China and Tong Ren Tang Technologies) proved rewarding. However, stock selection in Taiwan detracted from the Fund's value, as we were slightly underweight in the financial and chemical stocks there.

    In Hong Kong, the local Hang Seng Index lost 18.2% in 2002. Property stocks turned in the worst performances, as residential property prices fell for the fifth consecutive year. Despite the government's supportive measures, transaction volume faced downward pressure, as primary market launches put pressure on the secondary market, driving prices down. A deteriorating employment picture and wage cuts across the territory also plagued investor sentiment. The blue chip conglomerates, which feature the large-cap telecom-related Hutchison and commercial landlord Swire, also underperformed, as investors were nervous about Hutchison's aggressive investments in global 3G mobile phone businesses, while the commercial rent cycle in Hong Kong continued to trend downwards. On the other hand, banks and utilities continued to outperform in an overall falling market. Despite the moderate earnings growth for banks and utilities, investors welcomed their high dividend yield and healthy return on equity. As mentioned before, selected mid-cap consumer and manufacturing stocks did well, thanks to their proven China angles, strong earnings growth prospects and reasonable share valuations.

    Stocks within the Chinese universe posted mixed performance during the year. Helped by the strong performance of the oil and chemical sectors, in particular Petrochina and Sinopec, the Hang Seng "H share" Index (referring to shares of Chinese state-owned enterprises listed on the Hong Kong exchange) was up 13.2% and was one of the best performing indices in Asia. On the other hand, the Hang Seng "Red Chips" Index (referring to Hong Kong-based and -listed companies that are ultimately controlled by enterprises or government interests in China) was down 24.6% over the year, mainly owing to the poor performance of the large-cap mobile telecom stocks. The disappointing performance of telecom stocks more than negated the good performance of upstream offshore oil explorer CNOOC, which, thanks to the firm crude oil price and its overseas alliances, was up 38.1%. Nonetheless, selected small- and medium-sized red chips, especially those benefiting from China's robust trade growth and rising consumption, managed to post positive returns. These included mobile handset manufacturer TCL and container leasing


                                     -- 4 --
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                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

company COSCO Pacific, in which the Fund was overweight. The once high-flying Hong Kong-listed "private chips" (referring to listed companies from China's "private sector" of companies that do not have a history rooted in China's state-owned industries) consolidated in the middle of the year after a well-publicized scandal involving Euro-Asia Agriculture and its founder Yang Bin. Despite the strong profits growth and low valuations of some of these private chips, investors shied away from them as doubts about their corporate governance and accounting standards persisted. Meanwhile, the "B" share markets (referring to shares that were originally restricted to foreign investors, but that now may be owned by both Chinese and foreign investors) in Shanghai and Shenzhen were down 33.8% and 29.6%, respectively. Sentiment towards the "B" shares was dragged down by the nervousness in the domestic "A" shares markets (referring to shares on the Shanghai and Shenzhen markets that can only be owned by Chinese investors), which was exacerbated by the deflating of the high PER multiple and the overhang created by the government selling down its stake in the listed "A" shares.

    In Taiwan, the local TAIEX Index had a roller-coaster ride and ended 2002 down 19.3%. The year started off well for the technology-heavy index, with hopes of acceleration in export demand and of better global sentiment driving share prices. However, as the year progressed, both domestic consumer spending and export orders came in weaker than expected. In particular, the upwards global inventory adjustment in the technology sector started to weaken after the first quarter, when product prices and profit margins in various technology subsectors such as DRAM began to drop. This led to a drastic fall for the TAIEX in general and the technology sector in particular. Over the year, Taiwan's banking sector outperformed the broader TAIEX, underpinned by expectations, and realization in certain cases, of industry consolidation. However, the deepening consolidation and industry reforms ran into serious doubt after massive farmer protests against the closure of agricultural credit institutions. Elsewhere, optimism regarding improving relations between China and Taiwan led to a rally in the so-called "China Harvest" plays (referring to the expectation that Taiwan companies with significant operations in China will benefit from economic growth there), which include light industrials, consumer goods and transportation stocks. The commodities plays, especially steel and chemicals, were strong on the back of high product prices and good dividend yields.


OUTLOOK AND STRATEGY

    Despite the positive outlook for the China Region and the Fund's investment prospects that we outline below, the Fund's Board has recently decided to recommend the liquidation of the Fund, as discussed in the preceding statement by the Fund's chairman. We will be mindful of the possibility that the Fund may be liquidated in making investment decisions. If, however, the decision to liquidate the Fund is not made, we expect to continue to keep the Fund invested in the various China Region markets, in keeping with our general view of these markets outlined below.

    We expect that the sluggish economic and corporate outlook in the US and other OECD countries will keep equity investors on the sideline for the time being. Moreover, the situations in the Middle East and the Korean peninsula will cap near-term upside for the broader markets. However, we continue to be encouraged by the positive, long-term trends that are emerging within the China Region. We expect to be able to identify stock-specific investment opportunities likely to benefit from these powerful trends and that will serve investors well as safe havens amid the current external uncertainty.


                                     -- 5 --
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                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

    In Hong Kong, the major blue chips and the broader index continue to be constrained by stubborn domestic deflation and anemic earnings growth momentum. Coupled with geopolitical tensions, significant upside potential for the market appears limited. On the other hand, Hong Kong may outperform major North Asian markets, such as Korea, as Hong Kong is perceived as less sensitive to the US market. Furthermore, market valuations now appear more reasonable in light of improved dividend yield, despite slow earnings growth. As such, we expect the Hang Seng Index and the major blue chip stocks to stay within a narrow trading range. In terms of strategy for Hong Kong, we expect to continue to concentrate on stock selection. We intend to stay focused on a select group of well managed, mid-cap manufacturing companies that have built up efficient operations, show sustainable growth potential and have shares still trading at reasonable valuations, even after the recent strong run for such stocks.

    In China, the dichotomy between the healthy macro-economic growth and the often disappointing share price performance is expected to continue for some time. While the China growth story remains "in play," thus attracting a continued influx of foreign direct investment and accelerating the powerful secular trends of privatization, urbanization and increased consumption, the listed pure Chinese companies are not considered to be good quality long-term investment candidates. The earnings of these companies are still of a very cyclical and volatile nature and their business models are often affected by changing policies and escalating competition outside their control. Last but not least, corporate governance standards, while improving, are still rudimentary. As such, we plan to continue our prudent bottom-up approach towards investing in Chinese shares. From a tactical perspective, we expect to maintain our overweight positions in the materials and basic commodities stocks, which we expect to enjoy a strong cyclical earnings recovery, thanks to the robust domestic demand resulting from the rapid industrialization of China. Also, we continue to focus on companies, especially those with well-established brand names and distribution franchises, that we expect to benefit from the increasing spending by Chinese consumers. In 2003, we expect to see the corporatization and floatation of more investment-grade quality Chinese entities, mostly on the Hong Kong exchange. These should include leading state enterprises in the financial, telecommunications and transportation sectors. In addition, many more good quality private chips from the industrial and consumer sectors are also expected to tap the capital markets, both in China and abroad. As such, the breadth and depth of the Chinese stock universe will improve significantly, thus providing more investment opportunities for the Fund.

    In Taiwan, we expect the outlook for the TAIEX heavyweight technology stocks to remain uncertain over at least the next few months. Investment demand from the US will be clouded further by the prospects for war in the Middle East. Also, we believe that consensus earnings estimates by the investment community following Taiwan still look over-optimistic. Therefore, while we expect to maintain a few strategic positions in leading Taiwan technology companies that have genuine China exposure and that have seen their shares sold down to very attractive levels, we plan to remain underweight in the technology sector. On the other hand, we have gradually increased our exposure to what the Taiwanese press has called the China Harvest plays over the last year and expect to remain overweight in them. These include companies in various manufacturing industries and the consumer goods sector that have, like their counterparts in Hong Kong, established significant production capabilities in China. They are now ready to reap the "harvest," both in terms of using China as an export base and increasingly with an eye to tapping the massive Chinese domestic consumer market. In addition, we expect that the increasing economic integration and trade flows into and out of China will benefit a few Taiwanese transportation

                                     -- 6 --

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                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

companies. These China Harvest plays often exhibit strong earnings growth and high return on equity, and therefore we believe they should still have significant share price appreciation potential, despite their recent good performance.

    And looking at one final opportunity, as the operating environment in China improves, an increasing number of entrepreneurs and companies across the Asia Pacific region, especially those from Korea and Singapore, will step up their investments in China. These will initially include many industrial manufacturers, which we expect to seek to take advantage of the low labor cost and high productivity in China, and we expect companies from the service and consumer sectors to follow suit. The Fund is likely to build positions in these regional China plays, based on their individual merits and our overall stock selection criteria.

    While the external environment may be challenging and structural economic issues within the China Region remain to be grappled with, the development of the Chinese economy will present many investment opportunities across the region that we feel cannot be ignored. We are confident that our disciplined investment strategy for the Fund has the potential to provide good investment returns.


Respectfully submitted,


/s/  A. DOUGLAS EU

A. Douglas Eu
President

February 26, 2003


                                     -- 7 --

                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


MAJOR HOLDINGS
---------------------------------------------------------------------------------------------------------

AT DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------

                                                                                              % of Net
                                                                                               Assets
---------------------------------------------------------------------------------------------------------
FOUNTAIN SET HOLDINGS                                                                             8.5

    Fountain Set manufactures and sells knitted fabrics, sewing threads, dyedyarns and garments. The company also provides knitting, dyeing, printing and fabric finishing services and trades raw yarns.


HUTCHISON WHAMPOA                                                                                 4.6

    Hutchison Whampoa is one of Hong Kong's leading  conglomerates,  controlling
60% and 50% of the container port capacity in Hong Kong and Shanghai, respectively. Hutchison should benefit from an increase in PRC exports.


CHINA INSURANCE INTERNATIONAL HOLDINGS                                                            4.5

    China Insurance underwrites and reinsures all classes of general insurance, including non-marine and marine, and certain classes of long-term business. The company also carries on reinsurance broking and, to support its reinsurance activities, invests in securities, money market and property.


CHEUNG KONG HOLDINGS                                                                              3.8

    Cheung  Kong  is  one  of  Hong  Kong's  premier  property   companies  with
significant residential, commercial and industrial property developments in Hong
Kong and the PRC. Cheung Kong has numerous property and infrastructure  projects in China and has substantial IT and internet applications.


TAIWAN SEMICONDUCTOR MANUFACTURING                                                                3.5

    Taiwan Semiconductor Manufacturing Company is the world's earliest and largest dedicated integrated circuit (IC) foundry manufacturing chips used across the entire IC application spectrum. It continues as a leader of the global IC business developing a new generation of technology. TSMC benefits from the increase in outsourcing by major IC companies around the world.


TECHTRONIC INDUSTRIES                                                                             3.5

    Techtronic Industries engineers, manufactures and trades power tools, outdoor power products, floor care and electronic products for the home improvement industry. The group partners with brand name customers worldwide.


                                     -- 8 --
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                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


MAJOR HOLDINGS (CONTINUED)
---------------------------------------------------------------------------------------------------------

AT DECEMBER 31 2002
---------------------------------------------------------------------------------------------------------

                                                                                              % of Net
                                                                                               Assets
---------------------------------------------------------------------------------------------------------


COSCO PACIFIC                                                                                     3.1

    Cosco Pacific, through its subsidiaries, provides shipping container leasing services worldwide. The company also operates container terminals and provides container handling, storage, transportation and management services, as well as depot handling and stevedoring services.


HON HAI PRECISION INDUSTRY                                                                        2.8

    Hon  Hai  Precision   manufactures  and  markets   personal   computer  (PC)
connectors, and cable assemblies used in desktop PCs and PC servers.


SINGAMAS CONTAINER HOLDINGS                                                                       2.7

    Singamas Container, through its subsidiaries, manufactures containers, operates container depot businesses and provides container storage, repair and trucking as well as mid-stream services to the industry.


HOPEWELL HOLDINGS                                                                                 2.7

    Hopewell, based in Hong Kong is invested in infrastructure development, property investment and development, engineering and construction and hotels activity in the Greater China region.


---------------------------------------------------------------------------------------------------------
TOTAL MAJOR HOLDINGS                                                                             39.7

                                     -- 9 --
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                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO
---------------------------------------------------------------------------------------------------------

AT DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------

                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (UNLESS OTHERWISE NOTED)
---------------------------------------------------------------------------------------------------------
CHINA (24.4%)
---------------------------------------------------------------------------------------------------------

AUTOMOBILES (3.3%)
   Brilliance China Automotive Holdings 'H'                                    4,150,000       755,648
   Qingling Motors 'H'                                                         3,250,000       379,235
---------------------------------------------------------------------------------------------------------
                                                                                             1,134,883
---------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.4%)
   Tong Ren Tang Technologies 'H'                                                790,000       840,792
---------------------------------------------------------------------------------------------------------

CHEMICALS (1.2%)
*  Sinopec Shanghai Petrochemical 'H'                                           2,650,000       400,969
---------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
*  CCID Consulting 'H'                                                          4,300,000        93,735
---------------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.2%)
   Legend Group                                                                2,300,000       766,804
---------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
*  China Oilfield Services 'H'                                                  1,450,000       353,269
---------------------------------------------------------------------------------------------------------

FOOD PRODUCTS (2.6%)
   COFCO International                                                         3,150,000       888,621
---------------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.6%)
   TCL International Holdings                                                  2,900,000       883,171
---------------------------------------------------------------------------------------------------------

MARINE (1.2%)
   China Shipping Development 'H'                                              2,000,000       418,024
---------------------------------------------------------------------------------------------------------

METALS & MINING (2.4%)
   Angang New Steel 'H'                                                        2,500,000       359,039
   Jiangxi Copper 'H'                                                          3,600,000       447,773
---------------------------------------------------------------------------------------------------------
                                                                                               806,812
---------------------------------------------------------------------------------------------------------

                                     -- 10 --

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                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
---------------------------------------------------------------------------------------------------------

AT DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------

                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
---------------------------------------------------------------------------------------------------------

OIL & GAS (2.1%)
   PetroChina 'H'                                                              3,600,000       715,513
---------------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (3.1%)
   Cosco Pacific                                                               1,300,000     1,066,858
---------------------------------------------------------------------------------------------------------

TOTAL CHINA                                                                                  8,369,451
---------------------------------------------------------------------------------------------------------

HONG KONG (49.1%)
---------------------------------------------------------------------------------------------------------

AIRLINES (1.5%)
   Cathay Pacific Airways                                                        370,000       505,283
---------------------------------------------------------------------------------------------------------

BANKS (2.0%)
   Hang Seng Bank                                                                 65,000       691,791
---------------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (5.2%)
   Hung Hing Printing Group                                                    1,350,000       865,540
   Singamas Container Holdings                                                 4,500,000       923,243
---------------------------------------------------------------------------------------------------------
                                                                                             1,788,783
---------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIALS (0.9%)
   Shun Tak Holdings                                                           1,600,000       320,057
---------------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.5%)
   Techtronic Industries                                                       1,250,000     1,186,110
---------------------------------------------------------------------------------------------------------

FOOD PRODUCTS (3.1%)
   Chaoda Modern Agriculture Holdings                                          2,450,000       420,973
   Global Bio-chem Technology Group                                            2,400,000       638,576
---------------------------------------------------------------------------------------------------------
                                                                                             1,059,549
---------------------------------------------------------------------------------------------------------

GAS UTILITIES (1.9%)
   Hong Kong & China Gas                                                         515,000       666,979
---------------------------------------------------------------------------------------------------------

HEALTHCARE EQUIPMENT & SUPPLIES (1.5%)
   Hengan International Group                                                  1,900,000       517,721
---------------------------------------------------------------------------------------------------------

                                     -- 11 --


                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
---------------------------------------------------------------------------------------------------------

AT DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------

                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
---------------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.2%)
   Skyworth Digital Holdings                                                   4,000,000       420,588
---------------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.7%)
   Hutchison Whampoa                                                             255,000     1,595,671
---------------------------------------------------------------------------------------------------------

INSURANCE (4.5%)
   China Insurance International Holdings                                      3,000,000     1,529,121
---------------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.8%)
   Kin Yat Holdings                                                            1,500,000       269,279
---------------------------------------------------------------------------------------------------------

MEDIA (0.9%)
*  tom.com                                                                      1,350,000       321,981
---------------------------------------------------------------------------------------------------------

MISCELLANEOUS (0.0%)
   Health Asia MediCentres Beijing++                                           1,000,000             0
---------------------------------------------------------------------------------------------------------

MULTILINE RETAIL (2.3%)
*  Convenience Retail Asia                                                      1,400,000       359,039
   Jusco Stores (Hong Kong)                                                    1,500,000       432,770
---------------------------------------------------------------------------------------------------------
                                                                                               791,809
---------------------------------------------------------------------------------------------------------

REAL ESTATE (3.8%)
   Cheung Kong Holdings                                                          200,000     1,301,516
---------------------------------------------------------------------------------------------------------

TEXTILES & APPAREL (8.6%)
   Fountain Set Holdings                                                       5,300,000     2,922,319
   Texwinca Holdings                                                              36,000        26,774
---------------------------------------------------------------------------------------------------------
                                                                                             2,949,093
---------------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (2.7%)
   Hopewell Holdings                                                           1,400,000       915,549
---------------------------------------------------------------------------------------------------------

TOTAL HONG KONG                                                                             16,830,880
---------------------------------------------------------------------------------------------------------

                                     -- 12 --

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                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
---------------------------------------------------------------------------------------------------------

AT DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------

                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
---------------------------------------------------------------------------------------------------------

TAIWAN (26.3%)
---------------------------------------------------------------------------------------------------------

AIRLINES (1.7%)
*  Eva Airways                                                                  1,406,650       594,731
---------------------------------------------------------------------------------------------------------

AUTO COMPONENTS (2.0%)
   Tong Yang Industry                                                            765,000       675,584
---------------------------------------------------------------------------------------------------------

AUTOMOBILES (1.3%)
   China Motor                                                                   250,000       458,153
---------------------------------------------------------------------------------------------------------

CHEMICALS (2.7%)
   Formosa Plastics                                                              365,000       480,346
*  Taiwan Styrene Monomer                                                         485,000       433,911
---------------------------------------------------------------------------------------------------------
                                                                                               914,257
---------------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.7%)
   Ambit Microsystems                                                             75,000       244,589
   Lite-On Technology                                                            287,037       323,900
---------------------------------------------------------------------------------------------------------
                                                                                               568,489
---------------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.2%)
   Taiwan Hon Chuan Enterprise                                                   305,000       395,224
---------------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.6%)
   Hon Hai Precision Industry                                                    280,000       969,697
   Synnex Technology International                                               400,000       606,061
---------------------------------------------------------------------------------------------------------
                                                                                             1,575,758
---------------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.9%)
   Giant Manufacturing                                                           495,200       655,979
---------------------------------------------------------------------------------------------------------

MACHINERY (1.1%)
   Kaulin Manufacturing                                                          345,000       380,346
---------------------------------------------------------------------------------------------------------

MARINE (1.7%)
   Wan Hai Lines                                                                 700,000       565,657
---------------------------------------------------------------------------------------------------------

                                     -- 13 --

                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
---------------------------------------------------------------------------------------------------------

AT DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------

                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
---------------------------------------------------------------------------------------------------------

METALS & MINING (1.2%)
   China Steel                                                                   740,000       414,315
---------------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
*  Chung Hwa Pulp                                                                 753,000       256,433
---------------------------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.5%)
   Realtek Semiconductor                                                         130,000       337,662
*  Taiwan Semiconductor Manufacturing                                             975,000     1,198,701
---------------------------------------------------------------------------------------------------------
                                                                                             1,536,363
---------------------------------------------------------------------------------------------------------

TEXTILES & APPAREL (0.0%)
*  Pou Chen                                                                           710           606
---------------------------------------------------------------------------------------------------------

TOTAL TAIWAN                                                                                 8,991,895
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (99.8% of Net Assets) (Cost $33,271,740)                                                 34,192,226
=========================================================================================================

Other assets in excess of liabilities (0.2% of Net Assets)                                      56,489
=========================================================================================================

NET ASSETS (100.0%)                                                                         34,248,715
=========================================================================================================

Aggregate cost for Federal income tax purposes is $33,926,874 The aggregate unrealized gain for all securities is as follows:

Excess of market value over cost                                                             3,244,542
Excess of cost over market value                                                            (2,979,190)
---------------------------------------------------------------------------------------------------------

Net unrealized gain                                                                            265,352
=========================================================================================================

       * Non-income producing security.
      ++ At fair  value as  determined  under  the  supervision  of the Board of Directors.

                 See accompanying notes to financial statements.


                                     -- 14 --

                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

AT DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------

                                                                                             (in US$)
-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments at value (Note 2) (cost $33,271,740)                                           34,192,226
Cash (including foreign currencies with a cost of $347,163 and value of $348,100)             404,124
Dividends receivable                                                                           16,445
Prepaid insurance premiums                                                                     16,150
-----------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                               34,628,945
-----------------------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------------------
Payable for securities purchased                                                               95,984
Payable for Fund shares redeemed                                                               10,662
Accrued expenses payable                                                                      243,942
Due to Investment Advisor (Note 4)                                                             29,642
-----------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                                             380,230
-----------------------------------------------------------------------------------------------------

NET ASSETS                                                                                 34,248,715
=====================================================================================================

NET ASSETS CONSIST OF:

Common stock, $0.01 par value
   (100,000,000 shares authorized;
   4,586,710 shares issued and outstanding)                                                    45,867
Paid-in capital                                                                            96,220,488
Accumulated realized loss on investments
   and foreign currency transactions                                                      (62,939,062)
Net unrealized appreciation on investments,
   and foreign currency holdings, and other assets
   and liabilities denominated in foreign currencies                                          921,422
-----------------------------------------------------------------------------------------------------

NET ASSETS                                                                                 34,248,715
=====================================================================================================

NET ASSET VALUE PER SHARE ($34,248,715 / 4,586,710)                                              7.47
=====================================================================================================


                 See accompanying notes to financial statements.


                                     -- 15 --

                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------

                                                                                             (in US$)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS) (NOTE 2)
-----------------------------------------------------------------------------------------------------
Dividend (net of foreign withholding tax of $53,167)                                          789,020
Interest (net of foreign withholding tax of $698)                                              18,342
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT INCOME                                                                       807,362
-----------------------------------------------------------------------------------------------------

EXPENSES
-----------------------------------------------------------------------------------------------------
Investment advisory fees (Note 4)                                                             370,820
Administration and accounting fees (Note 4)                                                   137,999
Directors' fees and expenses                                                                  115,746
Legal fees                                                                                    111,099
Custodian fees                                                                                102,018
Audit fees                                                                                     37,290
Shareholder service fees                                                                       37,236
NYSE listing fee                                                                               25,000
Shareholder report and meeting expenses                                                        22,002
Other expenses                                                                                 12,259
-----------------------------------------------------------------------------------------------------

TOTAL EXPENSES                                                                                971,469
-----------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                          (164,107)
=====================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
   HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
-----------------------------------------------------------------------------------------------------

NET REALIZED LOSS (NOTE 2)
   Investments                                                                             (4,384,675)
   Foreign currency transactions                                                              (65,414)
NET CHANGE IN UNREALIZED APPRECIATION (NOTE 2)
   Investments and foreign currency holdings and
      other assets and liabilities denominated
      in foreign currencies                                                                 1,424,348
-----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
   FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS
   AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES                                       (3,025,741)
=====================================================================================================

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           (3,189,848)
=====================================================================================================

                 See accompanying notes to financial statements.

                                     -- 16 --

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                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------



                                                                Year Ended              Year Ended
                                                             December 31, 2002       December 31, 2001
                                                                 (in US$)                (in US$)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
      Net investment loss                                           (164,107)               (587,001)
      Net realized loss on investments
        transactions                                              (4,384,675)             (4,688,873)
      Net realized loss on foreign currency transactions             (65,414)               (196,275)
      Net change in unrealized appreciation (depreciation)
        on investments, foreign currency holdings
        and other assets and liabilities
        denominated in foreign currencies                          1,424,348              (1,647,317)
----------------------------------------------------------------------------------------------------------

   Net decrease in net assets
      resulting from operations                                   (3,189,848)             (7,119,466)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARES REPURCHASED (NOTE 5)                                 (731,318)            (10,860,972)
==========================================================================================================

TOTAL DECREASE IN NET ASSETS                                      (3,921,166)            (17,980,438)
   Net Assets:
   Beginning of year                                              38,169,881              56,150,319
----------------------------------------------------------------------------------------------------------
   End of year                                                    34,248,715              38,169,881
==========================================================================================================

                 See accompanying notes to financial statements.


                                     -- 17 --

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                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------

                                              For the      For the       For the     For the       For the
                                            Year Ended   Year Ended    Year Ended   Year Ended    Year Ended
                                           December 31,  December 31, December 31, December 31,  December 31,
                                               2002          2001         2000        1999          1998
                                             (in US$)      (in US$)     (in US$)    (in US$)      (in US$)
--------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year                            8.14         9.34        11.78         7.50         11.81
====================================================================================================================
Net investment income
   (loss)                                      (0.04)       (0.11)       (0.06)        0.03          0.02
Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency-
   related transactions                        (0.66)       (1.31)       (2.73)        4.29         (4.33)
--------------------------------------------------------------------------------------------------------------------
Total from investment
   operations                                  (0.70)       (1.42)       (2.79)        4.32         (4.31)
====================================================================================================================
Dividends from net
   investment income                              --           --           --        (0.04)           --
====================================================================================================================
Capital shares repurchased
   (Note 5)                                     0.03         0.22         0.35           --            --
====================================================================================================================
NET ASSET VALUE, END OF
   YEAR                                         7.47         8.14         9.34        11.78          7.50
====================================================================================================================
Market value, end of
   year                                         6.50         6.57         7.06         8.44          5.50
====================================================================================================================
TOTAL INVESTMENT RETURN
   Per share market value                     (1.07%)       (6.9%)      (16.3%)       54.2%        (43.6%)
   Per share net asset
      value                                   (8.23%)      (12.8%)      (20.7%)       57.6%        (36.5%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year                   34,248,715   38,169,881   56,150,319  107,250,954    68,288,936
Ratios of total expenses
   to average net assets                       2.62%        3.51%+       2.02%        2.28%         2.49%
Ratios of net investment
   income (loss) to
   average net assets                         (0.44%)      (1.25%)      (0.36%)       0.37%         0.24%
Portfolio turnover rate                       245.0%       212.1%        94.8%        90.8%        111.9%
Number of shares
   outstanding at end of
   year (in thousands)                         4,587        4,689        6,012        9,101         9,101

+ The ratio of total  expenses to average net assets for the year ended December
  31, 2001 is relatively higher than that of previous years as a result of the expenses incurred in relation to a tender offer and share repurchases that decreased the size of the Fund following similar actions in the previous year.

                 See accompanying notes to financial statements.

                                     -- 18 --

                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002
--------------------------------------------------------------------------------

1.    ORGANIZATION AND CAPITAL

      Jardine Fleming China Region Fund, Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      I)  SECURITY VALUATION

          All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

      II) U.S. FEDERAL INCOME TAXES

          No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

          Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

          At December 31, 2002, the components of net assets (excluding paid in capital) on a tax basis were as follows:

          Tax basis capital loss carryover .........  $(61,255,744)
          Plus/Less:Cumulative Timing Differences ..    (1,028,183)
                                                      ------------
          Accumulated capital loss ............................... $(62,283,927)
                                                                   ------------
          Book unrealized foreign exchange gain ..................          935
                                                                   ------------

                                     -- 20 --

                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          Book unrealized appreciation ..............  $   920,486
          Plus/Less:Cumulative Timing Differences ...     (655,134)
                                                       -----------
          Unrealized appreciation ................................      265,352
                                                                   ------------
          Net assets (excluding paid in capital) ................. $(62,017,640)
                                                                   ------------

          The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales. The cumulative timing difference for the capital loss carryover is due to post-October Losses.

          Net Asset Value .......................................  $ 34,248,715
          Paid in Capital .......................................   (96,266,355)
                                                                   ------------
          Net assets (excluding paid in capital) ................  $(62,017,640)
                                                                   ------------

          As of December 31, 2002, the Fund has capital loss carryforwards for federal income tax purposes of $61,255,744, of which $42,188,946 expires in 2006,  $11,676,567  expires in 2007,  $3,780,058 expires in
          2009 and 3,610,173 expires in 2010. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforward.

          During the year ended December 31, 2002, the Fund reclassified $65,414 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book and tax differences relating primarily to realized foreign currency losses. The Fund also reclassified $234,447 from accumulated net investment loss to paid-in capital as a result of permanent tax differences relating to the net operating loss for the year ended December 31, 2002. Net assets were not affected by the reclassifications. The Fund's realized capital losses incurred after October 31, 2002, but before December 31, 2002, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such realized capital losses of $1,028,183.

      III)        FOREIGN CURRENCY TRANSLATION

          The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

           o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

           o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

          Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

                                     -- 20 --

                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          Unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

      IV) DISTRIBUTION OF INCOME AND GAINS

          The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% federal excise tax.

          Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

      V)  OTHER

          Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

3.    INVESTMENT TRANSACTIONS

      Consistent with its investment objective, the Fund engages in the following transactions practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

      I)  FOREIGN TRANSACTIONS

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      II) OTHER

          During the year ended December 31, 2002, the Fund made purchases of $87,975,797 and sales of $85,798,628 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

                                     -- 21 --

                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4.    RELATED PARTY AND OTHER SERVICE PROVIDER TRANSACTIONS

      I) JF International Management Inc. (formerly Jardine Fleming International Management Inc.) (the "Adviser") an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. Under the investment advisory agreement effective November 1, 2001, the Advisor is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund's weekly net assets. Prior to November 2001, the Adviser was paid a fee, computed weekly and payable monthly, at the annual rate of 1.25% of the first $75 million and 1.00% of the excess over $75 million of the Fund's weekly net assets.

      II) Effective June 1, 2001 PFPC Inc. (the "Administrator") provides administrative and accounting services to the Fund under an Administrative and Accounting Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.135% of the first $100 million, 0.095% of the next $50 million, 0.08% of the next $50 million and 0.065% of the excess over $200 million of the Fund's average weekly net assets, subject to a minimum annual fee of $138,000, plus reimbursement for certain out-of-pocket expenses.

      III) Prior to June 1, 2001, T. Rowe Price Associates, Inc., the former Administrator provided administrative services to the Fund under an Administrative Services Agreement. The former Administrator received a fee, payable monthly, at an annual rate of 0.10% of the first $250 million, 0.075% of the next $250 million and 0.05% of the excess over $500 million of the Fund's average weekly net assets, subject to a minimum annual fee of $200,000, plus reimbursement for certain out-of-pocket expenses. The former Administrator also received an annual fee of $85,000 for fund accounting services pursuant to an Accounting Services Agreement.

      IV)  During the year ended  December  31,  2002,  the Fund paid $83,477 in
           brokerage   commissions  to  J.P.   Morgan  Chase  Group   companies,
           affiliated brokers/dealers.

5.    CAPITAL SHARE TRANSACTIONS

      During the year ended December 31, 2002, the Fund's Board of Directors authorized the Fund to purchase shares of its common stock from Fund shareholders, as described below. Any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund's remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

      I)  SHARE REPURCHASE PROGRAM

          The Fund was authorized to repurchase up to 469,142 shares (10% of its issued and outstanding shares) in the open market through July 22, 2002. Repurchases were made only when the Fund's shares were trading at less than net asset value and at such times and amounts as were believed to be in the best interest of the Fund's shareholders. On July 23, 2002, the Fund's Board of Directors approved a new 10% share repurchase program which authorized the Fund to repurchase up to 460,761 shares in the open market during 2002 and 2003.

                                     -- 22 --

                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          During the year ended December 31, 2002, the Fund paid $731,318 to repurchase 102,114 shares, at a per-share weighted average discount to net asset value of 14.85%.

          During the year ended December 31, 2001, the Fund paid $1,161,805 to repurchase 150,600 shares, at a per-share weighted average discount to net asset value of 20.03%.

          Subsequent to December 31, 2002, the Fund paid $10,191 to repurchase 1,550 shares through January 3, 2003, at a per-share weighted average discount to net asset value of 13.07%.

      II) TENDER OFFER

          Pursuant to a tender offer that closed on July 9, 2001, the Fund purchased 20% of its outstanding common stock at a price equal to 95% of the Fund's net asset value per share on the closing date. The Fund acquired 1,172,856 shares for a total cost of $9,699,167 in cash.

                                    -- 23 --

                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Jardine Fleming China Region Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming China Region Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Baltimore, Maryland
January 31, 2003


                                    -- 24 --

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                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


FUND MANAGEMENT
--------------------------------------------------------------------------------

Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                           NUMBER OF
                                    TERM OF                              PORTFOLIOS IN          OTHER
                                  OFFICE AND                             FUND COMPLEX       TRUSTEESHIPS/
  NAME, (DOB), ADDRESS AND      LENGTH OF TIME    PRINCIPAL OCCUPATION(S)  OVERSEEN BY       DIRECTORSHIPS
  POSITION(S) WITH FUND             SERVED 1        DURING PAST 5 YEARS     DIRECTOR       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------
                                        DISINTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------
 The Rt. Hon. The Earl of Cromer   Since 1994      Chairman of the             1     Director of AIHQ.com
 (June 3, 1946)                                    Board of the Fund;                Inc., Schroder Asia
 6, Sloane Terrace Mansions,                       Chief Executive                   Pacific Fund
 London, SW1X9DG                                   Officer of Cromer                 Limited, and Korea
 United Kingdom                                    Associates Limited;               Asia Fund Limited;
 Chairman and Director, Class I                    Chairman of Loyd                  former Director of
                                                   George-Standard                   Inchcape Pacific
                                                   Chartered China Fund              Limited
                                                   Limited and
                                                   Philippine Discovery
                                                   Investment Company
                                                   Limited
-------------------------------------------------------------------------------------------------------------
 Alexander Reid Hamilton           Since 1994      Director of Citic           1     See Principal Occupation
 (October 4, 1941)                                 Pacific Limited, The
 P.O. Box 12343                                    Swank Shop Limited,
 General Post Office                               Cosco Pacific
 Hong Kong                                         Limited, Esprit
 Director, Class I                                 Holdings Limited,
                                                   Cosco International
                                                   Holdings Limited,
                                                   DBS Kwong On Bank
                                                   Limited, and
                                                   Shangri-la Asia
                                                   Limited.
-------------------------------------------------------------------------------------------------------------
 Julian M. I. Reid                 Since 1998      Chief Executive Officer     2     N/A
 (August 7, 1944)                                  of 3a Asset Management
 10 Frere Felix de Valois Street                   Limited; Chairman of
 Port Louis, Mauritius                             Jardine Fleming
 Director, Class III                               India Fund, Inc.
-------------------------------------------------------------------------------------------------------------
                                          INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------
 A. Douglas Eu                     Since 1997      Director, Chief             2     Director of Jardine
 (August 27, 1961)                                 Operations Officer                Fleming India Fund,
 21st Floor, Chater House                          and Secretary of the              Inc.; former
 8 Connaught Road                                  Investment Advisor;               Director of JF Asset
 Central                                           Chief Executive                   Management Limited.
 Hong Kong                                         Officer of JF Funds;
 President, Treasurer and                          Director of Ayudtuya
 Director, Class II                                JF Asset Management
-------------------------------------------------------------------------------------------------------------
                                         OFFICER(S) WHO ARE NOT DIRECTORS
-------------------------------------------------------------------------------------------------------------
 Lauren Pan                        Since 2001      Vice President of JF        N/A   N/A
 (December 20, 1966)                               Asset Management
 Secretary                                         Ltd. since July
                                                   2000. Prior to that
                                                   Manager of JF Asset
                                                   Management Limited
-------------------------------------------------------------------------------------------------------------

1 Number I, II or III below a director's name indicates whether he serves in Class I, II, or III or the Board of Directors. Class III directors will be elected for three-year terms as of the 2005 Annual Meeting. Class I directors will serve until the 2003 Annual Meeting with the position then becoming one for subsequent three-year terms. Class II directors will serve until the 2004 Annual Meeting with the position then becoming one for subsequent three-year terms.

                                    -- 25 --

                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

THE FUND OPERATES AN OPTIONAL DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (THE "PLAN") WHEREBY:

   a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution
      Plan).

   b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

FOR  A  COPY  OF  THE  PLAN  BROCHURE,   AS  WELL  AS  A  DIVIDEND  REINVESTMENT
AUTHORIZATION CARD, PLEASE CONTACT:

   EquiServe Trust Company N.A.
   (the Plan Agent):
   P. O. Box 8200 Boston, Massachusetts 02266-8200
   Telephone No: 800-426-5523 (toll-free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

                                    -- 26 --

                                     (LOGO)
                                [GRAPHIC OMITTED]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

DIRECTORS AND ADMINISTRATION
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS             THE RT. HON. THE EARL OF CROMER -
                                   DIRECTOR AND CHAIRMAN OF THE BOARD
                                   A. Douglas Eu - Director, President,
                                     and Treasurer
                                   Alexander R. Hamilton - Director
                                   Julian M. I. Reid - Director
                                   Lauren Pan - Secretary

INVESTMENT ADVISER                 JF INTERNATIONAL MANAGEMENT INC.
                                   P.O. Box 3151
                                   Road Town, Tortola
                                   British Virgin Islands

ADMINISTRATOR                      PFPC INC.
                                   400 Bellevue Parkway
                                   Wilmington, Delaware 19809
                                   U.S.A.

CUSTODIAN                          CITIBANK N.A.
                                   NEW YORK:
                                   111 Wall Street, 16th Floor
                                   New York, New York 10005
                                   U.S.A.

                                   HONG KONG:
                                   Citibank Tower
                                   Citibank Plaza
                                   3 Garden Road
                                   Hong Kong

INDEPENDENT ACCOUNTANTS            PRICEWATERHOUSECOOPERS LLP
                                   250 West Pratt Street
                                   Baltimore, Maryland 21201
                                   U.S.A.

LEGAL COUNSEL                      CLEARY, GOTTLIEB, STEEN & HAMILTON
                                   NEW YORK:
                                   1 Liberty Plaza
                                   New York, New York 10006
                                   U.S.A.

                                   HONG KONG:
                                   Bank of China Tower
                                   1 Garden Road
                                   Hong Kong

REGISTRAR, TRANSFER AGENT, AND     EQUISERVE TRUST COMPANY N.A.
DIVIDEND PAYING AGENT              P. 0. Box 8200
                                   Boston, Massachusetts 02266-8200
                                   U.S.A.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                    -- 27 --

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

JFCRM-AR-01                                                    F01-051  12/31/02